Kemper Value Fund

                            Supplement to Prospectus
                             Dated February 1, 1999
                           --------------------------

The following text replaces the section entitled "Principal Risk Factors -- Value Investing" on page 3 of the fund's prospectus:

Value Investing. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value.

The following text replaces the first two paragraphs under the section entitled "About the Funds -- Investment objective and strategies" on page 32 of the fund's prospectus:

Value Fund seeks long-term  growth of capital through  investment in undervalued
equity  securities.   Except  as  otherwise  indicated,  the  fund's  investment objective and policies may be changed without a vote of shareholders.

The fund invests primarily in the stock of larger, established U.S. companies that the investment manager believes are undervalued in the marketplace.

The following text replaces the section entitled "About the Fund -- Principal strategies and investments" on page 35 of the fund's prospectus:

The fund invests at least 80% of its assets in equity securities, primarily common stocks of larger established domestic companies with market capitalizations of at least $1 billion. The investment manager uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.

The investment manager uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The investment manager focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

In an effort to manage the risk exposure of the fund, the investment manager then assesses the expected volatility of the fund and the potential impact the most promising of the stocks may have on the fund's risk level. Based on this information, the investment manager selects approximately

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60-90  stocks that it  believes  offer the  greatest  potential  for  attractive long-term gains.

The fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the investment manager's expectations.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about these and other investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that, by following this investment strategy, the fund will achieve its objective.

The section entitled "About the Fund -- Additional principal risks -- Foreign investing risk" on page 35 of the fund's prospectus is deleted.

The following information replaces the disclosure concerning the fund's Lead Portfolio Manager in the "Portfolio management" section on page 41 of the fund's prospectus:

Lois Friedman Roman is the Lead Portfolio Manager for the Kemper Value Fund. Ms. Roman joined the team of the fund in 1999, and joined Scudder Kemper in 1994 as an equity analyst. Prior to joining the Adviser, she was an analyst for an unaffiliated investment management firm for three years. She has ten years of investment experience as an equity analyst.

The following information replaces the disclosure concerning the fund's Manager in the "Portfolio management" section on page 41 of the fund's prospectus:

Kathleen T. Millard is a Portfolio Manager for the Kemper Value Fund. Ms. Millard joined the team of the fund in 1999, and joined Scudder Kemper in 1991 as a portfolio manager. She has 15 years of investment experience and has been a portfolio manager since 1986.

July 15, 1999